                                                             EXHIBIT
99.4
PROVIDENCE ENERGY CORPORATION AND SUBSIDIARIES
----------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME
---------------------------------
FOR THE PERIODS ENDED MARCH 31
------------------------------
(Unaudited)
---------
THREE MONTHS SIX MONTHS
-------------------- --------------------
2000 1999 2000 1999
-------------------- --------------------
(thousands, except per share amounts)
Energy revenues $ 110,586 $ 93,713 $ 181,367 $ 158,435
Cost of energy 67,290 51,618 107,901 86,628
--------- -------- --------- ---------
Operating margin 43,296 42,095 73,466 71,807
--------- -------- --------- ---------
Operating expenses:
Operation and maintenance 15,734 14,859 28,942 28,359
Depreciation and amortization 4,892 4,373 9,633 8,728
Taxes:
State gross earnings 2,489 2,471 4,171 4,152
Local property and other 2,652 2,404 4,881 4,459
--------- -------- --------- ---------
Total operating expenses 25,767 24,107 47,627 45,698
--------- -------- --------- ---------
Operating income 17,529 17,988 25,839 26,109
--------- -------- --------- ---------
Other income (loss):
Merger related expenses (992) - (2,076) -
Other 335 169 667 189
--------- -------- --------- ---------
Total other income (loss) (657) 169 (1,409) 189
--------- -------- --------- ---------
Income before interest expense
and preferred dividends of
subsidiary 16,872 18,157 24,430 26,298
--------- -------- --------- ---------
Interest expense:
Long-term debt 1,752 1,692 3,520 3,244
Other 1,083 667 1,913 1,183
Interest capitalized (60) (94) (119) (170)
--------- -------- --------- ---------
2,775 2,265 5,314 4,257
--------- -------- --------- ---------
Income before Federal income
taxes 14,097 15,892 19,116 22,041
Provision for Federal income
taxes 5,114 5,414 6,849 7,492
--------- -------- --------- ---------
Income before preferred
dividends of subsidiary 8,983 10,478 12,267 14,549
Preferred dividends of
subsidiary 75 105 145 209
--------- -------- --------- ---------
Net income $ 8,908 $ 10,373 $ 12,122 $ 14,340
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Net income per
common share - basic $ 1.45 $ 1.73 1.98 $ 2.40
========= ======== ========= =========
Net income per
common share - diluted $ 1.43 $ 1.73 $ 1.96 $ 2.39
========= ======== ========= =========
Weighted average number of
shares outstanding:
Basic 6,144.6 5,996.5 6,131.7 5,985.3
========= ======== ======== ========
Diluted 6,209.3 6,006.9 6,192.7 5,996.0
========= ======== ======== ========
The accompanying notes are an integral part of these consolidated financial
statements.
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
PART I. FINANCIAL INFORMATION
------ ---------------------
ITEM 1. FINANCIAL STATEMENTS
-----------------------------
PROVIDENCE ENERGY CORPORATION AND SUBSIDIARIES
----------------------------------------------
CONSOLIDATED STATEMENTS OF INCOME
---------------------------------
FOR THE PERIODS ENDED MARCH 31
------------------------------
(Unaudited)
---------
TWELVE MONTHS
-------------
2000 1999
-------------
(thousands, except per share amounts)
Energy revenues $ 247,961 $ 224,809
Cost of energy 140,316 120,557
--------- ---------
Operating margin 107,645 104,252
--------- ---------
Operating expenses:
Operation and maintenance 53,630 54,549
Depreciation and amortization 18,401 15,844
Taxes:
State gross earnings 5,692 5,769
Local property and other 9,302 8,550
--------- ---------
Total operating expenses 87,025 84,712
--------- ---------
Operating income 20,620 19,540
--------- ---------
Other income (loss):
Merger related expenses (2,076) -
Other 1,601 (104)
--------- ---------
Total other income (loss) (475) (104)
--------- ---------
Income before interest expense
and preferred dividends of
subsidiary 20,145 19,436
--------- ---------
Interest expense:
Long-term debt 7,103 6,663
Other 2,992 1,940
Interest capitalized (338) (270)
--------- ---------
9,757 8,333
--------- ---------
Income before Federal income
taxes 10,388 11,103
Provision for Federal income taxes 3,897 3,841
--------- ---------
Income before preferred dividend
of subsidiary 6,491 7,262
Preferred dividends of subsidiary 284 418
--------- ---------
Net income $ 6,207 $ 6,844
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Net income per
common share - basic $ 1.02 $ 1.15
========= =========
Net income per
common share - diluted $ 1.01 $ 1.15
========= =========
Weighted average number of
shares outstanding:
Basic 6,088.9 5,966.4
========= =========
Diluted 6,132.5 5,976.6
========= =========
The accompanying notes are an integral part of these consolidated financial
statements.
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
PROVIDENCE ENERGY CORPORATION AND SUBSIDIARIES
----------------------------------------------
CONSOLIDATED BALANCE SHEETS
---------------------------
(thousands)
(Unaudited)
-------------
March 31, March 31, September 30,
2000 1999 1999
----------------------------------------
ASSETS
------
Current assets:
Cash and temporary cash investments $ 4,067 $ 6,364 $ 2,804
Accounts receivable, less allowance
of $6,580 at 3/31/00, $4,885 at
3/31/99 and $2,883 at 9/30/99 55,046 45,401 13,684
Unbilled revenues 10,981 8,055 2,821
Inventories, at average cost -
Fuel oil and underground gas
storage 484 403 558
Materials and supplies 1,358 1,428 1,283
Prepaid and refundable taxes 2,875 2,026 4,215
Prepayments 1,100 1,782 2,214
-------- -------- --------
75,911 65,459 27,579
-------- -------- --------
Gas plant, at original cost 347,969 340,048 345,671
Less - Accumulated depreciation
and plant acquisition adjustments 128,546 133,610 127,481
-------- -------- --------
219,423 206,438 218,190
-------- -------- --------
Other assets:
Other property, net 3,669 2,517 2,628
Investments 13,568 5,021 11,186
Deferred environmental costs 10,996 5,881 9,719
Deferred charges and other assets 31,144 20,244 28,731
-------- -------- --------
59,377 33,663 52,264
-------- -------- --------
Total assets $354,711 $305,560 $298,033
======== ======== ========
CAPITALIZATION AND LIABILITIES
------------------------------
Capitalization
(See accompanying statement) $191,690 $196,291 $187,628
-------- -------- --------
Current liabilities:
Notes payable 64,596 17,146 38,250
Current portion of long-term debt 3,384 3,313 3,515
Accounts payable 32,031 33,119 12,199
Accrued compensation 1,295 1,558 1,634
Accrued environmental costs 4,165 3,400 6,145
Accrued interest 1,755 1,584 1,647
Accrued taxes 10,651 8,325 3,557
Accrued vacation 2,177 1,992 1,807
Accrued workers compensation 707 596 595
Customer deposits 3,150 3,010 2,973
Other 4,044 3,324 4,352
-------- -------- --------
127,955 77,367 76,674
-------- -------- --------
Deferred credits and reserves:
Accumulated deferred Federal
income taxes 24,440 23,380 24,151
Unamortized investment tax credits 1,980 2,138 2,059.Page 8
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Accrued pension 7,190 5,946 6,982
Other 1,456 438 539
-------- -------- --------
35,066 31,902 33,731
-------- -------- --------
Commitments and contingencies
Total capitalization and liabilities $354,711 $305,560 $298,033
======== ======== ========
The accompanying notes are an integral part of these consolidated financial
statements.
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
PROVIDENCE ENERGY CORPORATION AND SUBSIDIARIES
----------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31
---------------------------------
(Unaudited)
---------
2000 1999
--------------------
(thousands)
Cash provided by Operating Activities:
Income after interest expense $ 12,267 $ 14,549
Items not requiring cash:
Depreciation and amortization 9,633 8,728
Change as a result of regulatory actions (344) -
Gain on sale of financial instruments (242) (357)
Deferred Federal income taxes 279 1,077
Amortization of investment tax credits (79) (79)
Changes in assets and liabilities
which provided (used) cash:
Accounts receivable (41,004) (31,334)
Unbilled revenues (8,160) (6,390)
Inventories 163 258
Prepaid and refundable taxes 1,340 3,367
Prepayments 1,114 71
Accounts payable 19,874 23,794
Accrued compensation (339) 221
Accrued interest 108 103
Accrued taxes 7,119 5,504
Accrued vacation, accrued workers
compensation, customer deposits
and other 678 (463)
Accrued pension 208 134
Deferred charges and other 738 (128)
-------- --------
Net cash provided by operating activities 3,353 19,055
-------- --------
Investing Activities:
Expenditures for property, plant
and equipment, net (13,525) (17,709)
Expenditures for business acquisitions (4,170) -
Investment in joint venture (2,464) (3,032)
Proceeds from sale of financial
instruments, net 286 426
-------- --------
Net cash used in investing activities (19,873) (20,315)
-------- --------
Financing Activities:
Proceeds from exercise of stock options 29 14
Issuance of mortgage bonds - 15,000
Redemption of preferred stock (3,200) (1,600)
Payments on long-term debt (2,309) (2,129)
Increase (decrease) in notes payable, net 26,146 (2,933)
Cash dividends on preferred shares (145) (209)
Cash dividends on common shares (2,738) (2,525)
-------- --------
Net cash provided by financing
activities 17,783 5,618
-------- --------
Increase in cash and temporary cash investments 1,263 4,358
Cash and temporary cash investments at beginning
of period 2,804 2,006
-------- --------
Cash and temporary cash investments at end $ 4,067 $ 6,364
======== ========
of period
Supplemental disclosure of cash flow information:
Cash paid during period for:
Interest (net of amount capitalized) $ 5,061 $ 4,085.Page 10
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Income taxes (net of refunds) $ 2,312 $ 511
Schedule of non-cash investing activities:
Capital lease obligations for equipment $ - $ 115
The accompanying notes are an integral part of these consolidated financial
statements.
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
PROVIDENCE ENERGY CORPORATION AND SUBSIDIARIES
----------------------------------------------
CONSOLIDATED STATEMENTS OF CAPITALIZATION
-----------------------------------------
(thousands)
(Unaudited)
--------------
March 31, March 31, September 30,
2000 1999 1999
------------------------------------------
Common stockholders' investment:
Common stock, $1 par
Authorized - 20,000 shares
Outstanding - 6,148 at 3/31/00,
6,007 at 3/31/99
and 6,102 at
9/30/99 $ 6,148 $ 6,007 $ 6,102
Amount paid in excess of par 63,264 59,873 61,966
Retained earnings 33,818 34,180 25,000
-------- -------- --------
103,230 100,060 93,068
Accumulated other comprehensive
earnings (loss):
Unrealized gain (loss) on
financial instruments 8 (30) 39
-------- -------- --------
Total common equity 103,238 100,030 93,107
-------- -------- --------
Cumulative preferred stock of
subsidiary:
Redeemable 8.7% Series, $100 par
Authorized - 80 shares
Outstanding - 0 shares as of
3/31/00 and 32 shares
as of 3/31/99 and 9/30/99 - 3,200 3,200
-------- -------- --------
Long-term debt:
First Mortgage Bonds 88,219 90,728 89,819
Other long-term debt 3,323 4,597 4,461
Capital leases 294 1,049 556
-------- -------- --------
Total long-term debt 91,836 96,374 94,836
Less current portion 3,384 3,313 3,515
-------- -------- --------
Long-term debt, net 88,452 93,061 91,321
-------- -------- --------
Total capitalization $191,690 $196,291 $187,628
======== ======== ========
The accompanying notes are an integral part of these consolidated financial
statements.
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
PROVIDENCE ENERGY CORPORATION AND SUBSIDIARIES
Notes to Consolidated Financial Statements
1. Accounting Policies
-------------------
It is the Registrant's opinion that the financial information contained in
this report reflects all normal, recurring adjustments necessary to a fair
statement of the results for the periods reported; however, such results are not
necessarily indicative of results to be expected for the year, due to the
seasonal nature of the Registrant's operations. Certain information and footnote
disclosures normally included in financial statements prepared in accordance
with generally accepted accounting principles have been condensed or omitted in
this Form 10-Q pursuant to the rules and regulations of the
Securities and
Exchange Commission. However, the disclosures herein when read with the annual
report for 1999 filed on Form 10-K are adequate to make the information presented not misleading.
2. Reclassifications
-----------------
Certain prior period amounts have been reclassified for consistent presentation with the current period.
3. Rates and Regulation
--------------------
The Providence Gas Company (ProvGas), a wholly owned subsidiary of the Registrant, is subject to the regulatory jurisdiction of the Rhode Island Public
Utilities Commission (RIPUC) with respect to rates and charges, standards of
service, accounting and other matters. In August 1997, the RIPUC approved the
Price Stabilization Plan Settlement Agreement (Energize RI or the
Plan) among
ProvGas, the Rhode Island Division of Public Utilities and Carriers
(Division),
the Energy Council of Rhode Island, and The George Wiley Center.
Effective
October 1, 1997 through September 30, 2000, Energize RI provides firm customers
with a price decrease of approximately 4.0 percent in addition to a three-year
price freeze. Under Energize RI, the Gas Charge Clause (GCC)
mechanism has been
suspended for the entire term. Also, in connection with the Plan,
ProvGas wrote
off approximately $1.5 million of previously deferred gas costs in
October 1997.
Energize RI also provides for ProvGas to make significant capital investments to
improve its distribution system and support economic development.
Specific
capital improvement projects funded under Energize RI are estimated to total
approximately $26 million over its three-year term. In addition, under Energize
RI, ProvGas provides funding for the Low-Income Assistance Program at an annual
level of $1.0 million, the Demand Side Management Rebate Program at an annual
level of $.5 million, and the Low-Income Weatherization Program at an annual
level of $.2 million. Energize RI also continues the process of unbundling by
allowing ProvGas to provide unbundled service offerings for up to 10 percent per
year of firm deliveries.
As part of Energize RI, ProvGas has reclassified and is amortizing approximately $4.0 million of prior environmental costs. These costs and all
environmental costs incurred during the term of the Plan will be amortized over
a 10-year period, in accordance with the levels authorized in
Energize RI.
Under Energize RI, ProvGas may earn up to 10.9 percent, but not less than
7.0 percent, annually on its average common equity, which is capped at $81.0
million, $86.2 million, and $92.0 million in fiscal 1998, 1999, and
2000,
respectively. In the event that ProvGas earns in excess of 10.9 percent or less
than 7.0 percent, ProvGas will defer revenues or costs through a deferred
revenue account over the term of the Plan. Any balance in the deferred revenue
account at the end of the Plan will be refunded to or recovered from customers
in a manner to be determined by all parties to the Plan and approved by the
RIPUC.
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As part of Energize RI, ProvGas is permitted to file annually with the
Division for the recovery of exogenous changes which may occur during the three-year
term of the Plan. Exogenous changes are defined as "...significant increases or decreases in ProvGas' costs or revenues which are beyond ProvGas'
reasonable control." Any disputes between ProvGas and the Division regarding
either the nature or quantification of the exogenous changes are to be resolved
by the RIPUC. The impact of any such exogenous changes will be debited or
credited to a regulatory asset or liability account throughout the term of
Energize RI and will be recovered or refunded at the expiration of the Plan
through a method to be determined.
In fiscal 1998, ProvGas did not earn its allowed rate of return primarily
as a result of the extremely warm winter weather and the loss of non-firm
margin. ProvGas believed the causes of these two events were beyond its reasonable control and thus deemed them to be exogenous changes. In March 1999,
ProvGas reached an agreement with the Division, which allowed for the recovery
of $2.45 million in revenue losses attributable to exogenous changes experienced
by ProvGas in fiscal 1998. The RIPUC reviewed the exogenous changes agreement to
ensure consistency with the terms of Energize RI and affirmed the agreement at
its May 28, 1999 open meeting.
During fiscal 1999, ProvGas recognized into revenue $2.45 million for the
exogenous changes recovery, and has a remaining deferred balance as of March 31,
2000 of approximately $.1 million of revenue under the provisions of the
earnings cap of Energize RI.
ProvGas intends to file for recovery of exogenous changes
experienced in
1999 which resulted from factors similar to those experienced in
1998. Absent
further exogenous recovery and/or other factors such as colder than normal
weather, ProvGas' ability to earn a 10.9 percent return on average common equity
this year, the final year of Energize RI, is substantially impaired.
As Energize RI is due to expire on September 30, 2000, several alternatives
are available to ProvGas to address the expiration of this program including the
possible extension or replication of Energize RI or filing a rate case. On
January 31, 2000, ProvGas filed for a two-month extension of
Energize RI to
allow time for ProvGas to discuss its options with the appropriate parties. At
an open meeting on February 22, 2000 the two-month extension was approved. On
April 7, 2000 ProvGas filed for an additional two-month extension, which was
subsequently approved at the April 13, 2000 open meeting.
4. Gas Supply
----------
As part of the Price Stabilization Plan Settlement Agreement described above in Rates and Regulations, ProvGas entered into a full requirements gas
---------------------
supply contract with Duke Energy Trading and Marketing, L.L.C.
(DETM), a joint
venture of Duke Energy Corporation and Mobil Corporation, for a term of three
years commencing October 1, 1997. Under the contract, DETM
guarantees to meet
ProvGas' supply requirements; however, ProvGas must purchase all of its gas
supply exclusively from DETM. In addition, under the contract, ProvGas transferred responsibility for its pipeline capacity resources, storage contracts, and liquified natural gas (LNG) capacity to DETM. As a result,
ProvGas' gas inventories of approximately $18 million at September
30, 1997 were
sold at book value to DETM on October 1, 1997.
In addition to providing supply for firm customers at a fixed price,
DETM
will provide gas at market prices to cover ProvGas' non-firm sales customers'
needs and to make up the supply imbalances of transportation customers. DETM
will also provide various other services to ProvGas' transportation service
customers including enhanced balancing, standby, and the storage and peaking
services available under ProvGas' approved Firm Transportation
(FT-2) storage
service effective December 1, 1997. DETM will receive the
supply-related
revenues from these services in exchange for providing the supply management
inherent in these services.
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Included in the DETM contract are a number of other important features.
ProvGas has retained the right to continue to make gas supply portfolio changes
to reduce supply costs. ProvGas may realize demand cost reductions by terminating higher-priced contracts. The outsourcing of day-to-day supply management relieves ProvGas of the need to perform certain upstream supply
management functions. This will make it possible for ProvGas to take on the
additional supply management workload required by the further unbundling of firm
sales customers without major staffing additions.
ProvGas has entered into an agreement replacing its existing LNG service
contract with Algonquin Gas Transmission Company (Algonquin), a subsidiary of
Duke Energy Corporation. Algonquin is the owner and operator of a
LNG tank
located in Providence, Rhode Island. ProvGas relies upon this service to provide
gas supply into its distribution system during the winter period.
The service
provided for in the agreement began November 10, 1999. Under the terms of the
agreement, Algonquin replaced and expanded the vaporization
capability at the
tank. ProvGas has received approximately $2.6 million from
Algonquin. Of the
$2.6 million, approximately $.9 million represents reimbursement received by
ProvGas in 1999 for costs incurred related to the project including labor,
engineering, and legal expenses. The remaining portion of the payment, or
approximately $1.7 million was received in January 2000, and serves as reimbursement for the additional costs that DETM will incur as a result of the
release of the Algonquin storage capacity to DETM as provided for in the gas
supply asset management contract described above.
In June 1999, the Federal Energy Regulatory Commission (FERC) issued an order in Docket Number CP99-113 approving Algonquin's project described above.
In that order FERC also approved the new 10-year contract between
Algonquin and
ProvGas for service from the tank and ProvGas' parallel filing, PR99-8, requesting regulatory authorization to charge Algonquin for displacement of gas
for other Algonquin customers.
As a result of FERC Order 636 and other related orders, pipeline transportation companies have incurred significant costs, collectively known as
transition costs. The majority of these costs will be reimbursed by the pipeline's customers, including ProvGas. ProvGas estimates its transition costs to be approximately $21.7 million, of which $16.2 million has been included in
the GCC and collected from customers through September 30, 1997. As part of the
above supply contract, DETM assumed liability for these transition costs during
the contract's three-year term. At the end of the three-year term of the
contract, ProvGas will assume any remaining liability, which is not expected to
be material.
5. Environmental Matters
---------------------
Federal, state, and local laws and regulations establishing
standards and
requirements for the protection of the environment have increased in number and
in scope within recent years. The Registrant cannot predict the future impact of
such standards and requirements, which are subject to change and can take effect
retroactively. The Registrant continues to monitor the status of these laws and
regulations. Such monitoring involves the review of past activities and current
operations, and may include expending funds to investigate or clean up certain
sites. To the best of its knowledge, subject to the following, the
Registrant
believes it is in substantial compliance with such laws and
regulations.
At March 31, 2000, the Registrant was aware of five sites at which future
costs may be incurred.
Plympton Sites (2)
------------------
ProvGas has been designated as a potentially responsible party (PRP)
under
the Comprehensive Environmental Response Compensation and Liability
Act of 1980
at two C. M. Brackett sites in Plympton, Massachusetts. Disposal contractors
employed in the past, either directly or indirectly by ProvGas and other PRPs,
allegedly deposited waste materials at the C. M. Brackett sites.
With respect to
one of the sites, ProvGas has joined with other PRPs in entering into an
Administrative Consent Order with the Massachusetts Department of
Environmental
Protection. The same group is currently negotiating a similar agreement for the
second site. The costs to be borne by ProvGas in connection with both Plympton
sites are not anticipated to be material to the financial condition of ProvGas.
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
Providence Site
---------------
During 1995, ProvGas began a study at its primary gas distribution facility
located at 642 Allens Avenue in Providence, Rhode Island. This site formerly
contained a manufactured gas plant operated by ProvGas. As of March
31, 2000,
approximately $3.0 million had been spent primarily on studies and the formulation of remediation work plans under Rhode Island Department of Environmental Management (DEM) supervision.
ProvGas has completed the initial investigation to determine the extent of
environmental contamination for the most contaminated portions of the property.
ProvGas has compiled a preliminary range of costs, based on removal and off-site
disposal of the most contaminated soil, ranging from $7.0 million to in excess
of $9.0 million. As of March 31, 2000, approximately $3.7 million had been spent
on the remediation of this soil. The remediation of the most contaminated
portions of the property is scheduled to be completed approximately six months
after DEM issues the final air quality permit for the project.
An investigation of the remaining soil was begun in December 1999 and was
completed in March 2000. The total cost of this soil
characterization was
approximately $1.5 million. In addition, as of March 31, 2000
ProvGas has not
begun its groundwater investigation at this site. The results of the additional
investigation will be included in the determination of the final remedial
solution.
Because of the uncertainties associated with the pending
investigation and
remedial solutions, ProvGas can not offer any conclusions as to the total future
cost of remediation of the property at this time. Based on the proposals for
remediation work, ProvGas has an accrual balance of $4.2 million at
March 31,
2000 for anticipated future remediation and investigation costs at this site.
Westerly Site
-------------
ProvGas acquired the Westerly, Rhode Island operations center in
1990 from
another company. In 1996 an environmental investigation revealed the existence
of coal tar waste on the site. ProvGas never operated a manufactured gas plant
at this location, but the previous owner did. The former
manufactured gas plant
is allegedly the source of the coal tar waste. In February 1999, DEM issued
ProvGas and the previous owner a letter of responsibility for the site. As of
March 31, 2000, ProvGas had removed an underground oil storage tank and regulators containing mercury from the site, as well as some localized contamination. The costs associated with the investigation and removal of
localized contamination were shared equally with the former owner of the
property.
ProvGas is currently engaged in negotiations to transfer the property back
to the previous owner, who would continue to remediate the site at no cost to
ProvGas. The purchase and sale agreement is anticipated to be signed during the
current fiscal year, at which time the previous owner will assume responsibility
for removal of coal tar waste. ProvGas has completed the required cleanup
related to any mercury-containing regulators and remains responsible for cleanup
of any mercury released into adjacent water. Costs incurred by
ProvGas to
remediate this site were approximately $.1 million.
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Allens Avenue Site
------------------
In November 1998, ProvGas received a letter of responsibility from DEM relating to possible contamination on previously owned property at
170 Allens
Avenue in Providence. The current operator of the property has also received a
letter of responsibility. A work plan has been created and approved by DEM. An
investigation has begun to determine the extent of contamination as well as the
extent of ProvGas' responsibility. ProvGas has entered into a cost-sharing
agreement with the current operator of the property, under which
ProvGas is
responsible for approximately 20 percent of the costs related to the investigation. Costs of testing at this site as of March 31, 2000 were approximately $.3 million. Until the results of the investigation are known,
ProvGas cannot offer any conclusions as to its responsibility.
General
-------
In prior rate cases filed with the RIPUC, ProvGas requested that environmental investigation and remediation costs be recovered by inclusion in its depreciation factors consistent with the rate recovery treatment for all
types of cost of removal. Due to the magnitude of ProvGas'
environmental
investigation and remediation expenditures, ProvGas sought current recovery for
these amounts. As a result, in accordance with the Price
Stabilization Plan
Settlement Agreement described in Rates and Regulations, effective
October 1,
1997, all environmental investigation and remediation costs incurred through
September 30, 1997, as well as all costs incurred during the three-year term of
the Plan, will be amortized over a 10-year period, in accordance with the levels
authorized in Energize RI. Additionally, it is ProvGas' practice to consult with
the RIPUC on a periodic basis when, in management's opinion, significant amounts
might be expended for environmental-related costs. As of March 31,
2000, ProvGas
has incurred environmental assessment and remediation costs of $8.3 million and
has an accrual balance of $4.2 million for future costs.
Management has begun discussions with other parties who may assist
ProvGas
in paying the costs associated with the remediation of the above sites. Management believes that its program for managing environmental issues, combined
with rate recovery and financial contributions from others, will likely avoid
any material adverse effect on its results of operations or its financial
condition as a result of the ultimate resolution of the above sites.
6. Net Income per Common Share
---------------------------
A reconciliation of the weighted average number of shares
outstanding used
in the computation of the basic and diluted earnings per share for each of the
periods ended March 31 is as follows:
Three Months Six Months Twelve Months
2000 1999 2000 1999 2000 1999
---- ---- ---- ---- ---- ----
Weighted average
shares 6,144.6 5,996.5 6,131.7 5,985.3 6,088.9 5,966.4
Effect of dilutive
stock options 64.7 10.4 61.0 10.7 43.6 10.2
------- ------- ------- ------- ------- -------
Weighted average
shares diluted 6,209.3 6,006.9 6,192.7 5,996.0 6,132.5 5,976.6
======= ======= ======= ======= ======= =======
The net income used in the calculation for basic and diluted earnings per
share agrees with the net income appearing in the consolidated financial
statements.
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7. Comprehensive Income
--------------------
Effective October 1, 1998, the Registrant adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", which requires that an enterprise (a)
classify items of
other comprehensive income by their nature in a financial statement and (b)
display the accumulated balance of other comprehensive income separately from
retained earnings and additional paid-in capital in the equity section of a
statement of financial position.
The following is a summary of the reclassification adjustments and the income tax effects for the components of other comprehensive loss for the six
months ended March 31:
Unrealized Holding Reclassification
Gains on Adjustments for
Investments Gains Other
Arising During Included in Comprehensive
(thousands of dollars) the Period Net Income Loss
------------------------ ---------- ---------- ----
2000
Pretax income $ 11 $ (58) $ (47)
Income tax expense 4 (20) (16)
---------- ---------- ------
Net change $ 7 $ (38) $ (31)
========== ========== ======
8. Commitments and Contingencies
-----------------------------
The Registrant has employment agreements with 11 officers. Upon a change in control of the Registrant, potential severance expense will substantially increase. The Registrant's salary severance expense could total approximately $5.0 million.
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